FIRST AMENDMENT TO POOLING AND
SERVICING AGREEMENT



                BY AND BETWEEN


AEGIS AUTO FUNDING CORP.,
       a Delaware Corporation,
Seller


                          and

           NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
              Trustee and Backup
Servicer



              RELATING TO THE
ISSUANCE OF

                    $17,561,371.61
          AEGIS AUTO RECEIVABLES
TRUST 1996-A
          AUTOMOBILE RECEIVABLE
PASS-THROUGH CERTIFICATES


               DATED AS OF JUNE 27,
1997

       FIRST AMENDMENT TO POOLING
AND SERVICING AGREEMENT
               Dated as of June 27,
1997


     This FIRST AMENDMENT TO
POOLING AND SERVICING AGREEMENT
(this "Amendment"), dated as of
June 27, 1997 is made among AEGIS
AUTO FUNDING CORP., a Delaware
corporation, as Seller, NORWEST
BANK MINNESOTA, NATIONAL
ASSOCIATION, as Backup Servicer,
and NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION, as Trustee
for the Trust.

     WHEREAS, the Seller, the
Backup Servicer and the Trustee
executed that certain Pooling and
Servicing Agreement dated as of
September 1, 1996 (the "Pooling and
Servicing Agreement") pursuant to
which $17,561,371.61 AEGIS AUTO
RECEIVABLES TRUST 1996-A AUTOMOBILE
RECEIVABLE PASS-THROUGH
CERTIFICATES (the "Certificates")
were issued; and

     WHEREAS, all of the
Certificates are currently owned by
Aegis Auto Finance, Inc.
("Certificateholder"); and

     WHEREAS, Section 13.01 of the
Pooling and Servicing Agreement
allows for the amendment of the
Pooling and Servicing Agreement by
an instrument executed by the
Seller, the Backup Servicer and the
Trustee, with the consent of the
Holders of all outstanding
Certificates; and

     WHEREAS, the Seller, the
Backup Servicer and the Trustee
wish to amend the Pooling and
Servicing Agreement to allow for
the termination of the Trust and
the conveyance of the Trust
Property to the Certificateholders;
and

     WHEREAS, the
Certificateholder, as owner of all
outstanding Certificates, consents
to the amendment of the Pooling and
Servicing Agreement to permit the
liquidation of the Trust,
termination of the Trust and the
conveyance of the Trust Property to
the Certificateholders as evidenced
by its written consent delivered in
conjunction with the execution of
this Amendment.

     NOW THEREFORE, in
consideration of the mutual
agreements herein contained, each
party agrees as follows for the
benefit of the other parties and
for the benefit of the
Certificateholder as follows:

     Section 1.  Amendment to
Section 12.01.  Section 12.01
Termination of Trust of the Pooling
and Servicing Agreement is hereby
amended by adding the following
subparagraph (e):

          (e)  (i)  In addition to
the provisions allowing for the
termination of the Trust in this
Section 12.01, and notwithstanding
anything to the contrary in Section
12.01 or stated elsewhere in this
Agreement, or in any other document
of agreement executed or delivered
in conjunction with the original
issuance of the Certificates, the
Trust and the respective
obligations of the Seller, the
Backup Servicer and the Trustee
created by this Agreement may be
terminated upon the receipt of the
Seller, the Backup Servicer and the
Trustee of the written direction
(the "Direction to Terminate") from
the Certificateholders owning all
outstanding Certificates to
terminate the Trust.  Such
Direction To Terminate shall be in
the form attached hereto as Exhibit
O and shall otherwise provide as
follows (1) that the parties
providing such direction are the
current Holders of all outstanding
Certificates as registered with the
Trustee, (2) that such Holders
direct the Trustee to terminate the
Trust, (3) the date upon which such
termination shall be effective (the
"Termination Date"), (4) any
directions on the sale or other
disposition of the Trust Property,
(5) that the Direction to Terminate
is irrevocable by such
Certificateholders, (6) that the
Certificateholders shall pay all
reasonable fees and costs of the
Trustee in complying with such
direction, and (7) that the Trustee
shall be held harmless by the
Certificateholders from all claims
arising from the termination of the
Trust by the Trustee pursuant to
such directions absent gross
negligence or willful misconduct.
At the time of delivery of the
Direction to Terminate, the
Certificateholders shall also
deliver to the Trustee the original
Certificates with irrevocable
instructions to cancel the
Certificates upon the transfer to
the Certificateholders of the Trust
Property.

               (ii) Upon receipt of
a Direction to Terminate as
described in (i) above, the Trustee
shall sell and assign the Trust
Property as instructed in the
Direction to Terminate to the
Certificateholders, transfer all
funds in the Collection Account to
the Certificate Account, and
disburse funds in the Certificate
Account (a) first to pay all unpaid
Backup Servicer Fees and
unreimbursed expenses of the Backup
Servicer, all unpaid Servicer Fees
and unreimbursed expenses of the
Servicer and all unpaid fees and
unreimbursed expenses of the
Trustee, and (b) then to the
Certificateholders the remaining
balance as directed in the
Direction of Termination.

               (iii) The Trustee
shall be entitled to rely upon the
Direction to Terminate in
completing the transfer to the
Certificateholders of the Trust
Property and the termination of the
Trust.  The Trustee shall also
execute all assignments, release of
liens, UCC termination statements
as may be necessary to complete the
transfer to the Certificateholders
of Trust Property and the
termination of the Trust as
contemplated hereby.

               (iv) In providing
any Direction to Terminate the
Certificateholders shall be deemed
to have acknowledged that the
transfer of the Trust Property to
the Certificateholders shall
constitute full satisfaction of all
obligations under or through the
Certificates.

               (v)  Effective on
the Termination Date, and provided
the Trustee has complied with all
the terms and conditions of this
Section 12.01(e), the Trust shall
terminate, the Agreement and all
other agreements executed in
conjunction with the original
issuance of the Certificates shall
cease, terminate and be void, the
lien on the Trust Property created
by the Agreement shall be
extinguished and the Trustee shall
be discharged in full from all
responsibilities and duties created
by the Agreement.  All funds
remaining in the Reserve Fund after
making the final disbursement to
the Certificateholders under clause
(ii) above,  shall be disbursed to
or upon the direction of the
Seller.

     Section 2.  Waiver of Notices.
The Seller, the Trustee, the Backup
Servicer and the Certificateholders
hereby waive all notices required
under the Pooling and Servicing
Agreement relating to the amendment
or modification of the Pooling and
Servicing Agreement.

     Section 3.  Transfer and
Termination.  The Seller and the
Backup Servicer shall assist and
cooperate with the Trustee in
effecting the liquidation of the
Trust Property and the termination
of Trust in accordance with the
terms and provisions hereof and of
the Pooling and Servicing Agreement
as amended hereby.

     Section 4.  Miscellaneous.

     (a)  Severability.  Any
provision of this Amendment which
is prohibited or unenforceable in
any jurisdiction shall, as to such
jurisdiction, be ineffective to the
extent of such prohibition or
unenforceability without
invalidating the remaining
provisions hereof, and any such
prohibition or unenforceability in
any jurisdiction shall not
invalidate or render unenforceable
such provision in any other
jurisdiction.

     (b)  Separate Counterparts.
This Amendment may be executed by
the parties hereto in separate
counterparts, each of which when so
executed and delivered shall be an
original, but all such counterparts
shall together constitute but one
and the same instrument.

     (c)  Successors and Assigns.
All covenants and agreements
contained herein shall be binding
upon and inure to the benefit of
the parties hereto and their
respective successors and assigns.
Any request, notice, direction,
consent, waiver or other writing or
action by the parties hereto shall
bind their respective successors
and assigns.

     (d)  Headings.  The headings
of the various Articles and
Sections herein are for convenience
of reference only and shall not
define or limit any of the terms or
provisions hereof.

     (e)  Governing Law.  This
Amendment shall be governed by, and
construed in accordance with, the
substantive laws of the State of
New York (without regard to
conflict of law provisions)
applicable to contracts to be
performed entirely within such
state, including all matters of
construction, validity and
performance.

     (f)  Tax Consequences.  The
Certificateholder, by consenting to
this Amendment, hereby represents
that it has consulted with its own
tax advisors to determine the
particular federal, state or local
income tax consequences of the
transactions described in this
Amendment and the termination of
the Trust and conveyance to the
Certificateholders of the Trust
Property.

     (g)  Confirmation of and
Direction by Holder of
Certificates.  By the execution of
this Amendment the
Certificateholder hereby (a)
confirms as of the date hereof and
as of the Termination Date that (i)
the Certificateholder is the owner
of all outstanding Certificates,
(ii) the Certificateholder has not
sold, assigned, pledged or
otherwise transferred any of its
interest in the Certificates and
(iii) the Certificateholder
consents to the provisions of this
Amendment and (b) directs the
Trustee to execute this Amendment
and to perform the actions
described herein.

     (h)  Agreement.  All
references in the Pooling and
Servicing Agreement to "Agreement"
shall be deemed references to the
Pooling and Servicing Agreement as
amended by this Amendment.

     (i)  Defined Terms.  All
capitalized terms used in this
Amendment which are not otherwise
defined herein shall have the
meanings assigned to them in the
Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the
Seller, the Backup Servicer and the
Trustee have caused this First
Amendment to Pooling and Servicing
Agreement to be duly executed by
their respective officers as of the
day and year first above written.


AEGIS AUTO FUNDING CORP.,
as Seller



By:
Name:  Angelo R. Appierto

Title:  President


NORWEST BANK MINNESOTA, NATIONAL

ASSOCIATION, as Trustee

By
Name:  Michael DeBois

Title:   Corporate Trust Officer


                         NORWEST
BANK MINNESOTA, NATIONAL

ASSOCIATION, as Backup Servicer


                         By

                              Name:
Michael DeBois

Title:   Corporate Trust Officer

     IN WITNESS WHEREOF, the
undersigned, as the owner of all
outstanding Aegis Auto Receivables
Trust 1996-A Automobile Receivable
Pass-Through Certificates, does
hereby consent to the First
Amendment to Pooling and Servicing
Agreement dated as of June  27th,
1997 and does hereby agree to all
the terms thereof applicable to the
Holder of the Certificates.

                              AEGIS
AUTO FINANCE, INC.


                              By


Name:  Joseph F. Battiato

Title:   President


Date: June 27, 1997

   EXHIBIT O


   DIRECTION TO TERMINATE TRUST


FOR THE $17,561,371.61 (ORIGINAL
PRINCIPAL AMOUNT)

AEGIS AUTO RECEIVABLES TRUST 1996-A
AUTOMOBILE RECEIVABLE PASS-THROUGH
CERTIFICATES


To:   NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
                      as Trustee

     The undersigned, being the
Holder of all outstanding
$17,561,371.61 (Original Principal
Amount) Aegis Auto Receivables
Trust 1996-A Automobile Receivable
Pass-Through Certificates (the
"Certificates"), does hereby
provide this Direction to Terminate
pursuant to Section 12.01(e) of
that certain Pooling and Servicing
Agreement (the "Pooling and
Servicing Agreement") dated as of
September 1, 1996 as amended by
that certain First Amendment to
Pooling and Servicing Agreement
dated as of June 27, 1997 (the
"Amendment" and together with the
Pooling and Servicing Agreement,
the "Agreement").  All capitalized
terms used herein but not otherwise
defined shall have the meanings
assigned to them in the Agreement.
In accordance with said Section
12.01(e), the Trustee is directed
as follows:

     1.  The Trustee shall
terminate the Trust effective as of
June 27, 1997 (the "Termination
Date").

     2.  Upon receipt of the
original Certificates as described
below, you shall assign the Trust
Property to the Certificateholders
through one or more assignment
documents as may be necessary,
disburse the funds in the funds and
accounts established under the
Agreement in accordance with
Section 12.01(e) thereof, and
terminate all UCC financing
statements on file evidencing the
sale of the Trust Property or
security interest therein to the
Trustee.

     3.   This Direction to
Terminate shall be effective as of
the Effective Date (as stated
below), is irrevocable and is
conditioned only upon the
fulfillment of the procedures
stated herein and in the Pooling
and Servicing Agreement.

     4.  The undersigned shall pay
all reasonable fees and expenses of
the Trustee in completing these
instructions.

     5.  The Trustee shall be held
harmless against any action taken
in furtherance of these
instructions and shall be
indemnified against all claims
arising from any actions taken in
furtherance of these instructions
absent gross negligence or willful
misconduct.

     6.  Delivered herewith is the
original Certificate in the name of
Greenwich Capital Markets, Inc.,
together with an assignment
evidencing the transfer thereof to
the undersigned.  You are further
directed to cancel said Certificate
upon transfer of the Trust Property
as instructed hereby.

     EXECUTED ON this 27th day of
June 1997 (the "Effective Date").

AEGIS AUTO FINANCE, INC.

By


Name:  Joseph F. Battiato

Title:   President